DELAWARE POOLED TRUST

The International Equity Portfolio
The Labor Select International Equity Portfolio
(each, a "Portfolio" and, collectively, the "Portfolios")

Supplement to the Portfolios' Prospectus and Statement of Additional Information dated February 28, 2008

At Special Meetings of Shareholders held on Thursday, March 6, 2008 for The International Equity Portfolio, and on Thursday, March 6, 2008 as adjourned to April 10, 2008 for The Labor Select International Equity Portfolio, the shareholders of each Portfolio voted to adopt a new fundamental investment restriction concerning concentration in the commercial banking industry for each Portfolio. The new fundamental investment restriction permits each Portfolio to invest up to 30% of its net assets in the commercial banking industry; previously each Portfolio could invest up to 25% of its net assets in the commercial banking industry. These changes will be effective 60 days following the filing of this supplement.

The following paragraph is added under "What are the Portfolio's main investment strategies?" section for each Portfolio on page 18 and page 21 of the prospectus:

From time to time, the Portfolio may invest up to 30% of its net assets in securities of issuers in the commercial banking industry; to the extent the Portfolio invests 30% of its net assets in such securities, it may be slightly more sensitive to movement in the commercial banking industry.

The following disclosure replaces "Industry and Security Risk" in the "Risk Factors" section on page 56 of the prospectus:

Industry and Security Risk: Industry risk is the risk that the value of securities in a particular industry will decline because of changing expectations for the performance of that industry. Portfolios that concentrate their investments in a particular industry are considered to be subject to greater risks than portfolios that are not concentrated.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the individual company issuing the stock or bond. Non-diversified portfolios that may invest a greater portion of their assets in an individual security are considered to be subject to greater risks than portfolios that are diversified.

The Real Estate Investment Trust Portfolios and The Global Real Estate Securities Portfolio concentrate their investments in the real estate industry, and The International Equity and The Labor Select International Equity Portfolios may concentrate up to 30% of each Portfolio's net assets in the commercial banking industry. As a consequence, the net asset value (NAV) of each Portfolio can be expected to fluctuate in light of the factors affecting that industry, and may fluctuate more widely than a portfolio that invests in a broader range of industries. Each of The Real Estate Investment Trust Portfolios and The Global Real Estate Securities Portfolio may be more susceptible to any single economic, political or regulatory occurrence affecting the real estate industry. Each of The International Equity and The Labor Select International Equity Portfolios may be slightly more susceptible to any single economic, political or regulatory occurrence affecting the commercial banking industry; the Portfolios' manager seeks to limit these risks by limiting investments in the commercial banking industry to a maximum of 30% of each Portfolio's net assets.

With the exception of The Real Estate Investment Trust Portfolios and The Global Real Estate Securities Portfolio, we limit the amount of each Portfolio's assets invested in any one industry, as is consistent with that Portfolio's investment objective. The Real Estate Investment Trust Portfolios and The Global Real Estate Securities Portfolio will always be heavily invested in the real estate industry. To seek to reduce these risks for all Portfolios, we limit investments in any individual security and we follow a rigorous selection process before choosing securities for the Portfolios. Also see "Non-Diversified Portfolios" below.

The following paragraph replaces the concentration policies of The International Equity and The Labor Select International Equity Portfolios in the "Fundamental Investment Restrictions" section of the Portfolios' Statement of Additional Information:

The Portfolio shall not make any investment that will result in the concentration (as that term might be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission staff interpretation thereof) of its investments in the securities of issuers all of which conduct their principal business activities in the same industry, except the Portfolio may invest up to 30% of the value of its net assets in the securities of issuers that conduct their principal business activities in the commercial banking industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, or tax-exempt certificates of deposit.

The following paragraph is added to the "Investment Strategies and Risks" section of the Portfolios' Statement of Additional Information:

Commercial Banking Industry

The International Equity and Labor Select International Equity Portfolios may invest up to 30% of each Portfolio's net assets in the commercial banking industry as classified by the Global Industry Classification Standard (GICS) developed by MSCI Barra, the provider of the Portfolios' benchmark, the MSCI EAFE Index, and Standard & Poor's. Under this definition, the commercial banking industry includes: (1) diversified banks, which are commercial banks whose businesses are derived primarily from commercial lending operations and have significant business activity in retail banking and small and medium corporate lending; and (2) regional banks, whose businesses are generally derived primarily from commercial lending operations and have significant business activity in retail banking and small and medium corporate lending.  Commercial banking excludes companies that GICS would classify as thrifts and mortgage banks, investment banks and brokerages.

Please keep this Supplement for future reference.

This supplement is dated April 28, 2008.